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                                                                  EXHIBIT 32.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Angelica Corporation (the "Company") on Form 10-Q for the period ended May 1, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen M. O'Hara, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  June 10, 2004

                               /s/ Stephen M. O'Hara
                               -------------------------------------
                               Stephen M. O'Hara
                               President and Chief Executive Officer
                               of Angelica Corporation